Securities Act Registration No. 2-73468
                               Investment Company Act Registration No. 811-03235
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549
                            -------------------------
                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     |X|

                         Pre-Effective Amendment No. __ [ ]
                       Post-Effective Amendment No. 21  |X|
                                     and/or
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |X|

                              Amendment No. 22 |X|
                        (Check appropriate box or boxes.)

                       FIDUCIARY CAPITAL GROWTH FUND, INC.
                     ---------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                225 East Mason Street
                Milwaukee, Wisconsin                             53202
           ------------------------------------                 --------
          (Address of Principal Executive Offices)             (Zip Code)

                                 (414) 226-4555
               --------------------------------------------------
              (Registrant's Telephone Number, including Area Code)

                                                           Copy to:
                Ted D. Kellner                         Richard L. Teigen
             225 East Mason Street                      Foley & Lardner
          Milwaukee, Wisconsin 53202               777 East Wisconsin Avenue
    (Name and Address of Agent for Service)       Milwaukee, Wisconsin 53202
    ---------------------------------------       --------------------------

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box):

      [ ]    immediately upon filing pursuant to paragraph (b)

      |X|    on January 18, 2001 pursuant to paragraph (b)

      [ ]    60 days after filing pursuant to paragraph (a)(1)

      [ ]    on (date) pursuant to paragraph (a)(1)

      [ ]    75 days after filing pursuant to paragraph (a)(2)

      [ ]    on (date) pursuant to paragraph (a)(2), of Rule 485

If appropriate, check the following box:

      [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                              P R O S P E C T U S

                                   Fiduciary
                                 Capital Growth
                                   Fund, Inc.

                                   A NO-LOAD
                                  MUTUAL FUND


P R O S P E C T U S                                          JANUARY 18, 2001


                                   Fiduciary
                           Capital Growth Fund, Inc.

 Fiduciary Capital Growth Fund is a no load mutual fund seeking long-term capital appreciation by investing in small to mid-cap value stocks.

 Please read this Prospectus and keep it for future reference. It contains important information, including information on how Fiduciary Capital Growth Fund invests and the services it offers to shareholders.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS
   Questions Every Investor Should Ask Before
   Investing in Fiduciary Capital Growth Fund                            1
   Fees and Expenses                                                     3
   Investment Objective and Strategies                                   4
   Management of the Fund                                                4
   The Fund's Share Price                                                4
   Purchasing Shares                                                     5
   Redeeming Shares                                                      7
   Exchanging Shares                                                     9
   Dividends, Distributions and Taxes                                    9
   Financial Highlights                                                 10
   Share Purchase Application                                           11

Fiduciary Capital Growth Fund, Inc.                             (414) 226-4555
225 East Mason Street                              Milwaukee, Wisconsin  53202

                        QUESTIONS EVERY INVESTOR SHOULD
                            ASK BEFORE INVESTING IN
                         FIDUCIARY CAPITAL GROWTH FUND

1. WHAT ARE THE FUND'S GOALSO?

   Fiduciary Capital Growth Fund seeks long-term capital appreciation.

2. WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

   The Fund invests mainly in small to mid-cap (i.e., less than $3 billion market capitalization) value stocks. We look for stocks of good businesses that are selling at value prices in an effort to achieve above average performance with below average risk. We believe good businesses have some or all of the following characteristics:

   o  A strong, defendable niche that is difficult to replicate

   o  A high degree of recurring revenue

   o  Modestly priced products or services

   o  Attractive return-on-investment economics

   o  Above-average growth or improving profitability prospects

   We consider valuation

   o  On both an absolute and relative to the market basis

   o  Utilizing both historical and prospective analysis

3. WHAT ARE THE PRINCIPAL RISKS IN INVESTING IN THE FUND?

   Investors in the Fund may lose money. There are risks associated with the types of securities in which the Fund invests. These risks include:

   o MARKET RISK: The prices of the securities in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged.

   o SMALLER CAPITALIZATION COMPANIES RISK: Smaller capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. Less trading volume may make it more difficult for our portfolio managers to sell securities of smaller capitalization companies at quoted market prices. Finally there are periods when investing in smaller capitalization company stocks falls out of favor with investors and the stocks of smaller companies underperform.

   o VALUE INVESTING RISK: Our portfolio managers may be wrong in their assessment of a company's value and the stocks the Fund holds may not reach what the portfolio managers believe are their full values. From time to time "value" investing falls out of favor with investors. During these periods, the Fund's relative performance may suffer.

   Because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will increase and decrease in value should not invest in the Fund.

4. HOW HAS THE FUND PERFORMED?

   The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how its average annual returns over various periods compare to those of the Nasdaq Composite Index and the Russell 2000 Index. Please remember that the Fund's past performance is not necessarily an indication of its future performance. It may perform better or worse in the future.


                    1991                              36.25%
                    1992                              14.45%
                    1993                              14.69%
                    1994                               0.38%
                    1995                              26.50%
                    1996                              17.12%
                    1997                              29.21%
                    1998                              -5.04%
                    1999                               6.50%
                    2000                              19.07%



Note: During the ten year period shown on the bar chart, the Fund's highest total return for a quarter was 20.92% (quarter ended June 30, 1999) and the lowest total return for a quarter was -16.71% (quarter ended September 30, 1998).



       AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDING DECEMBER 31, 2000)        PAST YEAR          PAST 5 YEARS       PAST 10 YEARS
------------------------------------------        ---------          ------------       -------------
Fiduciary Capital Growth Fund                       19.07%              12.75%              15.26%
Nasdaq Composite Index*<F1>                        -39.29%              18.62%              20.78%
Russell 2000 Index**<F2>                            -3.02%              10.31%              15.53%


 *<F1> The Nasdaq Composite Index covers 4,500 stocks traded over the counter. It represents many small company stocks but is heavily influenced by about 25 of the largest Nasdaq stocks. It is a value-weighted index calculated on price change only and does not include income.
**<F2> The Russell 2000 Index is an index comprised of 2000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market.

                               FEES AND EXPENSES

 The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                  No Sales Charge

Maximum Deferred Sales Charge (Load)                   No Deferred Sales Charge

Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends and Distributions                          No Sales Charge

Redemption Fee                                         None*<F3>

Exchange Fee                                           None


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

Management Fees                                        0.92%**<F4>

Distribution and/or Service (12b-1) Fees               None

Other Expenses                                         0.33%

Total Annual Fund Operating Expenses                   1.25%



 *<F3>    Our transfer agent charges a fee of $15.00 for each wire redemption.


**<F4> The management fees the Fund pays vary based on the amount of the Fund's net assets. It pays an annual fee of 1% on the first $30 million of its average daily net assets and 0.75% on its average daily net assets in excess of $30 million.

EXAMPLE

 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


         1 YEAR           3 YEARS           5 YEARS           10 YEARS
         ------           -------           -------           --------
          $127              $397              $686             $1,511


                              INVESTMENT OBJECTIVE
                                 AND STRATEGIES

 The Fund seeks long-term capital appreciation. Although we have no intention of doing so, the Fund may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Fund might not appreciate and investors could lose money.

 The Fund may, in response to adverse market, economic, political or other conditions, take temporary defensive positions. In such circumstances the Fund may invest in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). The Fund will not be able to achieve its investment objective of long-term capital appreciation to the extent that it invests in money market instruments since these securities do not appreciate in value. When the Fund is not taking a temporary defensive position, it still will hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.

 Our portfolio managers are patient investors. The Fund does not attempt to achieve its investment objective by active and frequent trading of common stocks.

                             MANAGEMENT OF THE FUND

 Fiduciary Management, Inc. (the "Adviser") is the Fund's investment adviser. The Adviser's address is:

                             225 East Mason Street
                              Milwaukee, WI  53202


 The Adviser has been in business since 1980 and has been the Fund's only investment adviser. As the investment adviser to the Fund, the Adviser manages the investment portfolio for the Fund. It makes the decisions as to which securities to buy and which securities to sell. During the fiscal year ended September 30, 2000, the Fund paid the Adviser an annual investment advisory fee equal to 0.92% of its average net assets. The annual investment advisory fee the Fund pays the Adviser is equal to 1% of the first $30 million of the Fund's average daily net assets and 0.75% of its average daily net assets in excess of $30 million.


 Ted D. Kellner, Donald S. Wilson and Patrick J. English are primarily responsible for the day-to-day management of the Fund's portfolio. They are our portfolio managers. Mr. Kellner and Mr. Wilson have held this responsibility since the Fund commenced operation on December 18, 1981 and Mr. English has held this responsibility since October 1, 1997. Mr. Kellner and Mr. Wilson have been employed by the Adviser in various capacities since 1980, and Mr. English has been employed by the Adviser in various capacities since 1986. Their current positions with the Adviser are:


     Ted D. Kellner           Chairman of the Board and
                              Chief Executive Officer

     Donald S. Wilson         Vice Chairman and
                              Treasurer

     Patrick J. English       President


                             THE FUND'S SHARE PRICE

 The price at which investors purchase shares of the Fund and at which shareholders redeem shares of the Fund is called its net asset value. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on most national holidays and on Good Friday. The Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. It values most money market instruments it holds at their amortized cost. The Fund will process purchase orders that it receives and accepts and redemption orders that it receives prior to the close of regular trading on a day in which the New York Stock Exchange is open at the net asset value determined later that day. It will process purchase orders that it receives and accepts and redemption orders that it receives after the close of regular trading at the net asset value determined at the close of regular trading on the next day the New York Stock Exchange is open.

                               PURCHASING SHARES

   HOW TO PURCHASE SHARES FROM THE FUND

   1.  Read this Prospectus carefully

   2. Determine how much you want to invest keeping in mind the following minimums*<F5>:

       A.  NEW ACCOUNTS
           o   All Accounts                      $1,000

       B.  EXISTING ACCOUNTS
           o   Dividend reinvestment         No Minimum
           o   Automatic Investment Plan           $ 50
           o   All other accounts                  $100

       *<F5>  Servicing Agents may impose different minimums.

   3. Complete the Purchase Application included in this Prospectus, carefully following the instructions. For additional investments, complete the remittance form attached to your individual account statements. (The Fund has additional Purchase Applications and remittance forms if you need them.) If you have any questions, please call 1-800-811-5311.

   4. Make your check payable to "Fiduciary Capital Growth Fund, Inc." All checks must be drawn on U.S. banks. The Fund will not accept cash or third party checks. FIRSTAR MUTUAL FUND SERVICES, LLC, THE FUND'S TRANSFER AGENT, WILL CHARGE A $25 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK RETURNED FOR INSUFFICIENT FUNDS. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY THE FUND AS A RESULT.

   5.  Send the application and check to:

       BY FIRST CLASS MAIL

       Fiduciary Capital Growth Fund, Inc.
       c/o Firstar Mutual Fund Services, LLC
       P.O. Box 701
       Milwaukee, WI  53201-0701

       BY OVERNIGHT DELIVERY
       SERVICE OR
       REGISTERED MAIL

       Fiduciary Capital Growth Fund, Inc.
       c/o Firstar Mutual Fund Services, LLC
       615 East Michigan Street, 3rd Floor
       Milwaukee, WI  53202-5207

PLEASE DO NOT MAIL LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS.

   6. If you wish to open an account by wire, please call 1-800-811-5311 prior to wiring funds in order to obtain a confirmation number and to ensure prompt and accurate handling of funds. YOU SHOULD WIRE FUNDS TO:


       Firstar Bank, N.A.
       777 East Wisconsin Avenue
       Milwaukee, WI  53202
       ABA #042000013


       CREDIT:
       Firstar Mutual Fund Services, LLC
       Account #112-952-137

       FURTHER CREDIT:
       Fiduciary Capital Growth Fund, Inc.
       (shareholder registration)
       (shareholder account number)

 You should then send a properly signed Purchase Application marked "FOLLOW-UP" to either of the addresses listed above. PLEASE REMEMBER THAT FIRSTAR BANK, N.A. MUST RECEIVE YOUR WIRED FUNDS PRIOR TO THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE FOR YOU TO RECEIVE SAME DAY PRICING. THE FUND AND FIRSTAR BANK, N.A. ARE NOT RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS RESULTING FROM THE BANKING OR FEDERAL RESERVE WIRE SYSTEM, OR FROM INCOMPLETE WIRING INSTRUCTIONS.

PURCHASING SHARES FROM BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHERS

 Some broker-dealers may sell shares of the Fund. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Adviser. Some broker-dealers may purchase and redeem shares on a three-day settlement basis.

 The Fund may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Fund as an investment alternative in the programs they offer or administer. Servicing agents may:

   o Become shareholders of record of the Fund. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Fund's minimum purchase requirement.

   o Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund.

   o Charge fees to their customers for the services they provide them. Also, the Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

   o Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

   o Be authorized to accept purchase orders on the Fund's behalf. This means that the Fund will process the purchase order at the net asset value which is determined following the Servicing Agent's acceptance of the customer's order.

 If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses.

OTHER INFORMATION ABOUT PURCHASING SHARES OF THE FUND


 The Fund may reject any Purchase Applications for any reason. The Fund will not accept purchase orders made by telephone, unless they are from a Servicing Agent which has an agreement with the Fund. Shares of the Fund have not been registered for sale outside of the United States.


 The Fund will issue certificates evidencing shares purchased only upon request. The Fund will send investors a written confirmation for all purchases of shares.

 The Fund offers an automatic investment plan allowing shareholders to make purchases on a regular and convenient basis. The Fund also offers the following retirement plans:

   o   Traditional IRA
   o   Roth IRA
   o   Education IRA
   o   SEP-IRA
   o   Simple IRA
   o   401(k) Plan
   o   Defined Contribution Retirement Plan
   o   403(b)(7) Custodial Accounts

  Investors can obtain further information about the automatic investment plan and the retirement plans by calling the Fund at 1-800-811-5311. The Fund recommends that investors consult with a competent financial and tax advisor regarding the retirement plans before investing through them.

                                REDEEMING SHARES

HOW TO REDEEM (SELL) SHARES BY MAIL

   1.  Prepare a letter of instruction containing:

       o   account number(s)

       o   the amount of money or number of shares being redeemed

       o   the name(s) on the account

       o   daytime phone number

       o additional information that the Fund may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Fund's transfer agent, Firstar Mutual Fund Services, LLC, in advance, at 1-800-811-5311 if you have any questions.

   2. Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

   3. If there are certificates representing your shares, enclose the certificates and execute a stock power exactly as your shares are registered.

   4. Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution in the following situations:

       o The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered

       o The redemption proceeds are to be sent to an address other than the address of record

A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE GUARANTEE.

   5.  Send the letter of instruction and certificates, if any, to:

       BY FIRST CLASS MAIL

       Fiduciary Capital Growth Fund, Inc.
       c/o Firstar Mutual Fund Services, LLC
       P.O. Box 701
       Milwaukee, WI  53201-0701

       BY OVERNIGHT DELIVERY
       SERVICE OR REGISTERED
       MAIL

       Fiduciary Capital Growth Fund, Inc.
       c/o Firstar Mutual Fund Services, LLC
       615 East Michigan Street, 3rd Floor
       Milwaukee, WI  53202-5207

PLEASE DO NOT MAIL LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS.

HOW TO REDEEM (SELL) SHARES THROUGH SERVICING AGENTS

 If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so. Servicing Agents may charge you a fee for this service.

PAYMENT OF REDEMPTION PROCEEDS

 The redemption price per share you receive for redemption requests is the next determined net asset value after:

   o Firstar Mutual Fund Services, LLC receives your written request in proper form with all required information.

   o A Servicing Agent that has been authorized to accept redemption requests on behalf of the Fund receives your request in accordance with its procedures.


 Firstar Mutual Fund Services, LLC will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the written request with all required information. If you request in the letter of instruction, Firstar Mutual Fund Services, LLC will transfer the redemption proceeds to your designated bank account by either Electronic Funds Transfer or wire. An Electronic Funds Transfer generally takes up to 3 business days to reach the shareholder's account whereas Firstar Mutual Fund Services, LLC generally wires redemption proceeds on the business day following the calculation of the redemption price. Firstar Mutual Fund Services, LLC currently charges $15 for each wire redemption but does not charge a fee for Electronic Funds Transfers. Those shareholders who redeem shares through Servicing Agents will receive their redemption proceeds in accordance with the procedures established by the Servicing Agent.


OTHER REDEMPTION CONSIDERATIONS

 When redeeming shares of the Fund, shareholders should consider the following:

   o   The redemption may result in a taxable gain.

   o Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding.

   o The Fund may delay the payment of redemption proceeds for up to seven days in all cases.

   o If you purchased shares by check, the Fund may delay the payment of redemption proceeds until it is reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

   o Firstar Mutual Fund Services, LLC will transfer the redemption proceeds by Electronic Funds Transfer or by wire only if the shareholder has sent in a written request with signatures guaranteed.

   o The Fund reserves the right to refuse a telephone redemption request (which may be made only through Servicing Agents) if it believes it is advisable to do so. Both the Fund and Firstar Mutual Fund Services, LLC may modify or terminate its procedures for telephone redemptions at any time. Neither the Fund nor Firstar Mutual Fund Services, LLC will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a Servicing Agent cannot contact Firstar Mutual Fund Services, LLC by telephone, it should make a redemption request in writing in the manner described earlier.

   o If your account balance falls below $1,000 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $1,000 or more. If you do not, the Fund may close your account and mail the redemption proceeds to you.

   o The Fund may pay redemption requests "in kind." This means that the Fund may pay redemption requests entirely or partially with securities rather than cash.

                               EXCHANGING SHARES

 Shares of the Fund may be exchanged for shares of:

 o   FMI Focus Fund
 o   Firstar Money Market Fund

at the relative net asset values. (FMI Focus Fund is another mutual fund managed by the Adviser. An affiliate of Firstar Mutual Fund Services, LLC advises Firstar Money Market Fund, which is not affiliated with the Fund or the Adviser.) You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares. The registration of both the account from which the exchange is being made and the account to which the exchange is being made must be identical.

HOW TO EXCHANGE SHARES

   1. Read this Prospectus (and the prospectus for FMI Focus Fund or Firstar Money Market Fund) carefully.

   2. Determine the number of shares you want to exchange keeping in mind that exchanges are subject to a $1,000 minimum.

   3. Write to Fiduciary Capital Growth Fund, Inc., c/o Firstar Mutual Fund Services, LLC, 3rd Floor, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

 The Fund distributes substantially all of its net investment income quarterly and substantially all of its capital gains annually. You have four distribution options:

   o ALL REINVESTMENT OPTION - Both dividend and capital gains distributions will be reinvested in additional Fund shares.

   o PARTIAL REINVESTMENT OPTION - Dividends will be paid in cash and capital gains distributions will be reinvested in additional Fund shares.

   o PARTIAL REINVESTMENT OPTION - Dividends will be reinvested in additional Fund shares and capital gains distributions will be paid in cash.

   o ALL CASH OPTION - Both dividend and capital gains distributions will be paid in cash.

 You may make this election on the Purchase Application. You may change your election by writing to Firstar Mutual Fund Services, LLC or by calling 1-800-811-5311.

 The Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). The Fund expects that its distributions generally will consist primarily of long-term capital gains.

                              FINANCIAL HIGHLIGHTS

 The financial highlights table is intended to help you understand the Fund's financial performance for the past five fiscal years of operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Annual Report which is available upon request.


                                                                                  YEARS ENDED SEPTEMBER 30,
                                                              ------------------------------------------------------------------
                                                               2000           1999           1998           1997           1996
                                                              ------         ------         ------         ------         ------
Net asset value, beginning of year                            $16.32         $18.49         $26.53         $21.76         $21.58
Income from investment operations:
   Net investment (loss) income                                (0.03)         (0.03)         (0.02)          0.03           0.13
   Net realized and unrealized gains
     (losses) on investments                                    2.91           2.57          (4.15)          7.39           2.24
                                                              ------         ------         ------         ------         ------
Total from investment operations                                2.88           2.54          (4.17)          7.42           2.37

Less distributions:
   Dividends from net investment income                           --             --          (0.01)         (0.15)         (0.12)
   Distributions from net realized gains                       (0.43)         (4.71)         (3.86)         (2.50)         (2.07)
                                                              ------         ------         ------         ------         ------
Total from distributions                                       (0.43)         (4.71)         (3.87)         (2.65)         (2.19)
                                                              ------         ------         ------         ------         ------
Net asset value, end of year                                  $18.77         $16.32         $18.49         $26.53         $21.76
                                                              ------         ------         ------         ------         ------
                                                              ------         ------         ------         ------         ------

TOTAL INVESTMENT RETURN                                        18.4%          16.4%         (17.6%)         38.4%          12.7%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in 000s $)                        47,015         39,115         39,047         52,678         45,835
   Ratio of expenses to average net assets                      1.2%           1.3%           1.2%           1.2%           1.2%
   Ratio of net investment (loss) income
     to average net assets                                     (0.2%)         (0.2%)         (0.1%)          0.1%           0.6%
   Portfolio turnover rate                                     46.7%          75.9%          54.3%          60.7%          43.7%



                      Fiduciary Capital Growth Fund, Inc.

o   This is a follow-up application
(Investment by wire transfer. See page 5 of the Prospectus.)

                          SHARE PURCHASE APPLICATION
                       Minimum Initial Investment $1,000
                      Minimum Subsequent Investment $100

Mail Completed Application to:            Overnight Express Mail to:
Fiduciary Capital Growth Fund, Inc.       Fiduciary Capital Growth Fund, Inc.
c/o Firstar Mutual Fund Services, LLC     c/o Firstar Mutual Fund Services, LLC
P.O. Box 701                              3rd Floor
Milwaukee, Wisconsin  53201-0701          615 E. Michigan Street
                                          Milwaukee, Wisconsin  53202

Use this form for individual, custodial, trust, profit-sharing or pension plan accounts, including self-directed IRA, SEP/IRA and 401(k) plans. DO NOT USE THIS FORM FOR FIDUCIARY CAPITAL GROWTH FUND, INC.-SPONSORED 401(K), 403(B)(7), SEP/IRA, SIMPLE IRA, IRAS OR DEFINED CONTRIBUTION PLANS (KEOGH OR CORPORATE PROFIT-SHARING AND MONEY-PURCHASE) WHICH REQUIRE FORMS AVAILABLE FROM THE FUND. For information please call 1-800-811-5311 or 1-414-765-4124.

o ACCOUNT           Individual       o            Name
  REGISTRATION                                    --------------------------------------------------------------------------------
                                                  Social Security Number                                Citizen of  o U.S. o Other
                                                  --------------------------------------------------------------------------------
                    Joint Owner*<F6> o            Name
                                                  --------------------------------------------------------------------------------
                                                  Social Security Number                                Citizen of  o U.S. o Other
                                                  --------------------------------------------------------------------------------
                    Gift to Minor    o            Custodian
                                                  --------------------------------------------------------------------------------
                                                  Minor                                                 Minor's Birthdate
                                                  --------------------------------------------------------------------------------
                                                  Minor's Social Security Number                        Citizen of  o U.S. o Other
                                                  --------------------------------------------------------------------------------
         Corporation, Partnership    o            Name of Entity
                  or Other Entity                 --------------------------------------------------------------------------------
                                                  Taxpayer Identification Number
                                                  --------------------------------------------------------------------------------
                                                  o A corporate resolution form or certificate is required for corporate accounts.

Trust, Estate or Guardianship        o            Name
*<F6>(Registration will be Joint Tenants          --------------------------------------------------------------------------------
with Rights of Survivorship                       Name of Fiduciary(s)
(JTWROS) unless otherwise specified)              --------------------------------------------------------------------------------
                                                  Taxpayer Identification Number                        Date of Trust
                                                  --------------------------------------------------------------------------------
                                                  o Additional documentation and certification may be requested.

o MAILING ADDRESS                            o Send Duplicate Confirmations To:
                              -------------------------------------------------
                              Street, Apt.             Name
                              -------------------------------------------------
                              City, State, Zip Code    Street, Apt.
                              -------------------------------------------------
                              Daytime Phone Number     City, State, Zip Code

o INVESTMENT, PAYMENT
  FOR INITIAL PURCHASE
  AND DISTRIBUTIONS

By   o check
or   o wire**<F7>

The minimum initial Investment is $1,000 for shares of Fiduciary Capital Growth Fund, Inc.
Minimum additions to the Fund are $100.

                              DISTRIBUTION OPTIONS

                               Capital Gains    Capital Gains
              Capital Gains    Reinvested       in Cash           Capital Gains
              & Dividends      & Dividends      & Dividends       & Dividends
     Amount   Reinvested       in Cash          Reinvested        In Cash
     $        o                o                o                 o
     ---------------------------------------------------------------------------

     (If no dividend option is checked, dividends and capital gains will be reinvested.)

     o If you would like your cash payments automatically deposited to your checking or savings account, please check the box at left and attach a voided check.

**<F7>  Indicate date and total amount of wire:

Date ----------------------------------   Amount $-----------------------------

WIRING INSTRUCTIONS: The wire transfer should be preceded by a telephone call to Firstar Mutual Fund Services, LLC at 1-800-811-5311 or 1-414-765-4124 in order to obtain a confirmation number and to ensure prompt and accurate handling of funds. The Fund and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire System, or from incomplete wiring instructions. A completed share purchase application also must be sent to Fiduciary Capital Growth Fund, Inc. at the above address immediately following the investment to establish a NEW account by wire transfer. A purchase request for the Fund should be wired through the Federal Reserve System as follows:


            Firstar Bank, N.A.
            777 East Wisconsin Avenue
            Milwaukee, Wisconsin 53202
            ABA Number 042000013
            For credit to: Firstar Mutual Fund Services, LLC
            Account Number 112-952-137
            For further credit to:  Fiduciary Capital Growth Fund, Inc.


            Shareholder name: -------------------------------------------------

            Shareholder account number: ---------------------------------------

o EXCHANGE PRIVILEGE

If investment is by exchange, such exchange should be made from:

o  FMI Focus Fund                       o   Firstar Money Market Fund
   Account# -------------------------       Account# ---------------------------
(I understand that exchanges between the Funds are taxable transactions.)

Amount of Exchange $ --------------- or Number of Shares --------------

o AUTOMATIC INVESTMENT PLAN

  Important: Attach an unsigned, voided check (for checking accounts) or a savings account deposit slip here, and complete this form.

I would like to establish an Automatic Investment Plan for Fiduciary Capital Growth Fund, Inc. as described in the Prospectus. Based on these instructions, Firstar Mutual Fund Services, LLC, the Transfer Agent for Fiduciary Capital Growth Fund, Inc., will automatically transfer money directly from my checking, NOW account or savings account on the ----- day of the month, or the first business day thereafter, to purchase shares in Fiduciary Capital Growth Fund, Inc. If the automatic purchase cannot be made due to insufficient funds or stop payment, a $25 fee will be assessed.

Please start the Automatic Investment Plan on this month, day and year: --------
-------------------------------------------------------

Please debit my bank account $------------------ ($50 minimum) on a  o monthly
o quarterly basis, to be invested in my Fiduciary Capital Growth Fund, Inc. account (account number, if known-----------------------------).

I (we) authorize you via the ACH Network to honor all debit entries initiated
o monthly OR o quarterly through Firstar Bank, N.A. on behalf of the Firstar Mutual Fund Services, LLC. All such debits are subject to sufficient collected funds in my account to pay the debit when presented.

---------------------------------------   -------------------------------------
Name(s) on your Bank Account              Signature of Bank Account Owner
---------------------------------------   -------------------------------------
                                          Signature of Joint Owner (if any)
---------------------------------------
Account Number

o SYSTEMATIC WITHDRAWALS

  A balance of at least $10,000 is required for this option.

  I would like to withdraw from Fiduciary Capital Growth Fund, Inc. $--------- (exact dollars per payment - $100 minimum)

o I would like to have payments made to me on or about the ----- day of each month

                    OR

o I would like to have payments made to me on or about the ----- day of these months:

     o  Jan.    o  Feb.    o  Mar.     o  Apr.    o  May     o  June
     o  July    o  Aug.    o  Sept.    o  Oct.    o  Nov.    o  Dec.

o I would like my payments automatically deposited to my checking or savings account. I have attached a voided check.

o SIGNATURES AND CERTIFICATION

Under the penalty of perjury, I certify that (1) the Social Security Number or Taxpayer Identification Number shown on this form is my correct Taxpayer Identification Number, and (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding. The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

--------------------------------------    -------------------------------------
Signature*<F8>                            Signature of Co-Owner, if any
--------------------------------------
Date

*<F8> If shares are to be registered in (1) joint names, both persons should sign, (2) a custodian for a minor, the custodian should sign, (3) a trust, the trustee(s) should sign, or (4) a corporation or other entity, an officer should sign and print name and title on space provided below.

-------------------------------------------------------------------------------
Print name and title of officer signing for a corporation or other entity.

 To learn more about Fiduciary Capital Growth Fund, you may want to read Fiduciary Capital Growth Fund's Statement of Additional Information (or "SAI") which contains additional information about the Fund. Fiduciary Capital Growth Fund has incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

 You also may learn more about Fiduciary Capital Growth Fund's investments by reading the Fund's annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of Fiduciary Capital Growth Fund during its last fiscal year.

 The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling Firstar Mutual Fund Services, LLC at 1-800-811-5311.

 Prospective investors and shareholders who have questions about Fiduciary Capital Growth Fund may also call the following number or write to the following address.

 Fiduciary Capital Growth Fund
 225 East Mason Street
 Milwaukee, Wisconsin 53202
 1-800-811-5311
 www.fiduciarymgt.com

 The general public can review and copy information about Fiduciary Capital Growth Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about Fiduciary Capital Growth Fund are also available on the EDGAR Database at the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to:

 Public Reference Section
 Securities and Exchange Commission
 Washington, D.C. 20549-6009

 Please refer to Fiduciary Capital Growth Fund's Investment Company Act File No. 811-03235 when seeking information about the Fund from the Securities and Exchange Commission.

STATEMENT OF ADDITIONAL INFORMATION                             January 18, 2001
-----------------------------------


                       FIDUCIARY CAPITAL GROWTH FUND, INC.
                              225 East Mason Street
                           Milwaukee, Wisconsin 53202


          This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of Fiduciary Capital Growth Fund, Inc. dated January 18, 2001. Requests for copies of the prospectus should be made by writing to Fiduciary Capital Growth Fund, Inc., 225 East Mason Street, Milwaukee, Wisconsin 53202, Attention: Corporate Secretary or by calling
(414) 226-4555.

          The following financial statements are incorporated by reference to the Annual Report, dated September 30, 2000, of Fiduciary Capital Growth Fund, Inc. (File No. 811-03235) as filed with the Securities and Exchange Commission on November 7, 2000:

                   Report of Independent Accountants
                   Statement of Net Assets
                   Statement of Operations
                   Statements of Changes in Net Assets
                   Financial Highlights
                   Notes to Financial Statements

Shareholders may obtain a copy of the Annual Report, without charge, by calling 1-800-811-5311.

                       FIDUCIARY CAPITAL GROWTH FUND, INC.

                                Table of Contents
                                -----------------
                                                                        Page No.
                                                                        --------

FUND HISTORY AND CLASSIFICATION...............................................1

INVESTMENT RESTRICTIONS.......................................................1

INVESTMENT CONSIDERATIONS.....................................................2

DIRECTORS AND OFFICERS OF THE FUND............................................5

COMPENSATION TABLE............................................................7

PRINCIPAL SHAREHOLDERS........................................................7

INVESTMENT ADVISER AND ADMINISTRATOR..........................................8

DETERMINATION OF NET ASSET VALUE AND PERFORMANCE.............................10

DISTRIBUTION OF SHARES.......................................................13

RETIREMENT PLANS.............................................................13

AUTOMATIC INVESTMENT PLAN....................................................16

REDEMPTION OF SHARES.........................................................16

SYSTEMATIC WITHDRAWAL PLAN...................................................16

ALLOCATION OF PORTFOLIO BROKERAGE............................................17

CUSTODIAN....................................................................18

TAXES........................................................................18

SHAREHOLDER MEETINGS.........................................................19

CAPITAL STRUCTURE............................................................21

INDEPENDENT ACCOUNTANTS......................................................21

DESCRIPTION OF SECURITIES RATINGS............................................21

          No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated January 18, 2001 and, if given or made, such information or representations may not be relied upon as having been authorized by Fiduciary Capital Growth Fund, Inc.

          This Statement of Additional Information does not constitute an offer to sell securities.

                         FUND HISTORY AND CLASSIFICATION

          Fiduciary Capital Growth Fund, Inc. (the "Fund"), a Wisconsin corporation incorporated on July 29, 1981, is a diversified, open-end management investment company registered under the Investment Company Act of 1940 (the "Act").

                             INVESTMENT RESTRICTIONS

          The Fund has adopted the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a shareholders meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

          1. The Fund will not purchase securities on margin, participate in a joint-trading account, sell securities short, or write or invest in put or call options. The Fund's investments in warrants, valued at the lower of cost or market, will not exceed 5% of the value of the Fund's net assets. Included within such amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange.

          2. The Fund will not borrow money or issue senior securities, except for temporary bank borrowings (not in excess of 5% of the value of its assets) for emergency or extraordinary purposes, and will not pledge any of its assets except to secure borrowings and only to an extent not greater than 10% of the value of the Fund's net assets.

          3. The Fund will not lend money (except by purchasing publicly distributed debt securities or entering into repurchase agreements provided that repurchase agreements maturing in more than seven days plus all other illiquid or not readily marketable securities will not exceed 10% of the Fund's total assets) and will not lend its portfolio securities.

          4. The Fund will not purchase securities of other investment companies except (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Fund or (b) securities of registered closed-end investment companies on the open market where no commission or profit results, other than the usual and customary broker's commission and where as a result of such purchase the Fund would hold less than 3% of any class of securities, including voting securities, of any registered closed-end investment company and less than 5% of the Fund's assets, taken at current value, would be invested in securities of registered closed-end investment companies.

          5. The Fund will not make investments for the purpose of exercising control or management of any company.

          6. The Fund will not purchase securities of any issuer (other than the United States or an instrumentality of the United States) if, as a result of such purchase, the Fund would hold more than 10% of any class of securities, including voting securities, of such issuer or more than 5% of the Fund's total assets, taken at current value, would be invested in securities of such issuer, except that up to 25% of the Fund's total assets may be invested without regard to these limitations.

          7. The Fund will not concentrate 25% or more of the value of its assets, determined at the time an investment is made, exclusive of government securities, in securities issued by companies primarily engaged in the same industry.

          8. The Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Fund or an officer, director or other affiliated person of its investment adviser.

          9. The Fund will not acquire or retain any security issued by a company if any of the directors or officers of the Fund, or directors, officers or other affiliated persons of its investment adviser beneficially own more than 1/2% of such company's securities and all of the above persons owning more than 1/2% own together more than 5% of its securities.

          10. The Fund will not act as an underwriter or distributor of securities other than shares of the Fund and will not purchase any securities which are restricted from sale to the public without registration under the Securities Act of 1933, as amended.

          11. The Fund will not purchase any interest in any oil, gas or other mineral leases or any interest in any oil, gas or any other mineral exploration or development program.

          12. The Fund will not purchase or sell real estate or real estate mortgage loans or real estate limited partnerships.

          13. The Fund will not purchase or sell commodities or commodities contracts or engage in arbitrage transactions.

          The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made. If these restrictions are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of the Fund's fundamental restrictions will be deemed to have occurred.

                            INVESTMENT CONSIDERATIONS

          The Fund's prospectus describes its principal investment strategies and risks. This section expands upon that discussion and also describes non-principal investment strategies and risks.

          The Fund invests mainly in common stocks of U.S. companies. However when the Fund's investment adviser, Fiduciary Management, Inc. (the "Adviser") believes that securities other than common stocks offer opportunity for long-term capital appreciation, the Fund may invest in publicly distributed debt securities, preferred stocks, particularly those which are convertible into or carry rights to acquire common stocks, and warrants.

Investments in publicly distributed debt securities and nonconvertible preferred stocks offer an opportunity for growth of capital during periods of declining interest rates, when the market value of such securities in general increases. The Fund will limit its investments in publicly distributed debt securities to those which have been assigned one of the three highest ratings of either Standard & Poor's Corporation (AAA, AA and A) or Moody's Investors Service, Inc. (Aaa, Aa and A). A description of the foregoing ratings is set forth in "Description of Securities Ratings."

          The principal risks associated with investments in debt securities are interest rate risk and credit risk. Interest rate risk reflects the principle that, in general, the value of debt securities rises when interest rates fall and falls when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. Credit risk is the risk that the issuers of debt securities held by the Fund may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security leading to greater volatility in the price of the security.

          Preferred stocks have a preference over common stocks in liquidation (and generally dividends as well) but are subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risks while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

          Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants involve the risk that the Fund could lose the purchase value of the warrant if the warrant is not exercised prior to its expiration. They also involve the risk that the effective price paid for the warrant added to the subscription price of the related security may be greater than the value of the subscribed security's market price.

          The Fund may invest in securities of foreign issuers or in American Depository Receipts of such issuers, but will limit its investments in such securities to 10% of its net assets. Such investments may involve risks which are in addition to the usual risks inherent in domestic investments. The value of the Fund's foreign investments may be significantly affected by changes in currency exchange rates and the Fund may incur costs in converting securities denominated in foreign currencies to U.S. dollars. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce the Fund's income without providing a tax credit for the Fund's shareholders. Although the Fund intends to invest in securities of foreign issuers domiciled in nations which the Fund's investment adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which would affect investments in those nations.

          The money market instruments in which the Fund invests include conservative fixed-income securities, such as United States Treasury Bills, certificates of deposit of U.S. banks (provided that the bank has capital, surplus and undivided profits, as of the date of its most recently published annual financial statements, with a value in excess of $100,000,000 at the date of investment), commercial paper rated A-1 by Standard & Poor's Corporation, commercial paper master notes and repurchase agreements. These money market instruments are the types of investments the Fund may make while assuming a temporary defensive position. Commercial paper master notes are unsecured promissory notes issued by corporations to finance short-term credit needs. They permit a series of short-term borrowings under a single note. Borrowings under commercial paper master notes are payable in whole or in part at any time upon demand, may be prepaid in whole or in part at any time, and bear interest at rates which are fixed to known lending rates and automatically adjusted when such known lending rates change. There is no secondary market for commercial paper master notes. The Adviser will monitor the creditworthiness of the issuer of the commercial paper master notes while any borrowings are outstanding. The principal investment risk associated with the Fund's investments in commercial paper and commercial paper master notes is credit risk.

          Repurchase agreements are agreements under which the seller of a security agrees at the time of sale to repurchase the security at an agreed time and price. The Fund will not enter into repurchase agreements with entities other than banks or invest over 5% of its net assets in repurchase agreements with maturities of more than seven days. If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund will look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited. The principal investment risk associated with the Fund's investments in repurchase agreements is credit risk. There is also the risk of lost opportunity if the market price of the repurchased security exceeds the repurchase price.

          The percentage limitations set forth in this section are not fundamental policies and may be changed without shareholder approval.

          The Fund does not trade actively for short-term profits. However, if the objectives of the Fund would be better served, short-term profits or losses may be realized from time to time. The annual portfolio turnover rate indicates changes in the Fund's portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Fund during the fiscal year. The annual portfolio turnover rate may vary widely from year to year depending upon market conditions and prospects. Increased portfolio turnover necessarily results in correspondingly heavier transaction costs (such as brokerage commissions or mark-ups or mark-downs) which the Fund must pay and increased realized gains (or losses) to investors. Distributions to shareholders of realized gains, to the extent that they consist of net short-term capital gains, will be considered ordinary income for federal income tax purposes.

                       DIRECTORS AND OFFICERS OF THE FUND

          As a Wisconsin corporation, the business and affairs of the Fund are managed by its officers under the direction of its Board of Directors. The name, age, address, principal occupations during the past five years and other information with respect to each of the directors and officers of the Fund are as follows:

                                                                                    Principal Occupation(s)
 Name, Address and Age                 Position(s) Held with Fund                     During Past 5 Years
---------------------                  --------------------------                     -------------------

BARRY K. ALLEN, 52                          DIRECTOR                      Mr.  Allen  is  President of Allen
--------------                                                            Enterprises,   LLC,   Brookfield,   WI,   a
                                                                          private   equity   investments   management
18500 W. Corporate Drive                                                  company  he  founded  after  retiring  from
Brookfield, WI  53045                                                     Ameritech,   Chicago,  Illinois,  in  July,
                                                                          2000.  Mr.  Allen had  served as an officer
                                                                          of  Ameritech  since  August,   1995,  most
                                                                          recently  as  President.   Mr. Allen  is  a
                                                                          director of  Harley-Davidson,  Inc., United
                                                                          Wisconsin   Services,    Inc.   and   First
                                                                          Business  Bank -  Milwaukee.  Mr.  Allen is
                                                                          also a  director  of FMI  Funds,  Inc.,  an
                                                                          investment  company  for which the  Adviser
                                                                          serves as an investment adviser.

GEORGE D. DALTON,  72                       DIRECTOR                      Mr. Dalton is Chairman and Chief  Executive
----------------                                                          Officer  of  Call_Solutions(TM),  a  privately
                                                                          held company  specializing  in teleservices
528 Northview Road                                                        call centers.  Prior to January  2000,  Mr.
Waukesha, WI  53188                                                       Dalton  was   Chairman   of  the  Board  of
                                                                          Fiserv,  Inc., a provider of financial data
                                                                          processing     services    to     financial
                                                                          institutions,   and  had   served  in  that
                                                                          capacity  since 1984.  Mr. Dalton is also a
                                                                          member  of the Board of  Directors  of ARI,
                                                                          Inc.,   a   provider   of    standard-based
                                                                          Internet-enabled     electronic    commerce
                                                                          services,   APAC   TeleServices,   Inc.,  a
                                                                          provider  of  out-sourced   telephone-based
                                                                          marketing,  sales and  customer

                                       5

                                                                                    Principal Occupation(s)
 Name, Address and Age                 Position(s) Held with Fund                     During Past 5 Years
---------------------                  --------------------------                     -------------------
                                                                          management solutions, Clark/Bardes Inc., a
                                                                          distributor of life  insurance/compensation
                                                                          programs,  Wisconsin  Wireless,  Inc.,  and
                                                                          Fiserv,   Inc.   Mr.   Dalton   is  also  a
                                                                          director of FMI Funds, Inc.


PATRICK J. ENGLISH*, 40                 VICE PRESIDENT AND                Mr. English   is   President  of  Fiduciary
------------------                         DIRECTOR                       Management,  Inc. and has been  employed by
                                                                          such  firm  in  various   capacities  since
225 East Mason Street                                                     December,  1986.  Mr.  English is also Vice
Milwaukee, Wisconsin                                                      President and a director of FMI Funds, Inc.


TED D. KELLNER*, 54                  PRESIDENT, TREASURER AND             Mr.  Kellner is  Chairman  of the Board and
--------------                             DIRECTOR                       Chief   Executive   Officer  of   Fiduciary
                                                                          Management,  Inc. which he co-founded  with
225 East Mason Street                                                     Mr.  Donald S. Wilson in 1980.  Mr. Kellner
Milwaukee, Wisconsin                                                      is also a director of FMI Funds, Inc.


DONALD S. WILSON*, 57               VICE PRESIDENT, SECRETARY             Mr.  Wilson is Vice  Chairman and Treasurer
----------------                          AND DIRECTOR                    of Fiduciary  Management,  Inc. Mr.  Wilson
                                                                          is also a director of FMI Funds, Inc.
225 East Mason Street
Milwaukee, Wisconsin


GARY G. WAGNER, 57                     VICE PRESIDENT AND                 Mr. Wagner is Executive  Vice  President of
--------------                         ASSISTANT SECRETARY                Fiduciary Management, Inc.

225 East Mason Street
Milwaukee, Wisconsin


CAMILLE F. WILDES, 48                  VICE PRESIDENT AND                 Ms.   Wildes   is  a  Vice   President   of
-----------------                      ASSISTANT TREASURER                Fiduciary Management, Inc.

225 East Mason Street
Milwaukee, Wisconsin

          During the fiscal year ended September 30, 2000 the Fund paid $2,000 in director's fees. The Fund's standard method of compensating directors is to pay each director who is not an officer of the Fund a fee of $400 for each meeting of the Board of Directors attended.


--------------------
* Messrs. English, Kellner and Wilson are directors who are "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940.

                                                 COMPENSATION TABLE
                                                           Pension or                                    Total
                                                           Retirement           Estimated             Compensation
                                       Aggregate        Benefits Accrued      Annual Benefits        from Fund and
                                      Compensation         as Part of              Upon               Fund Complex
         Name of Person                from Fund          Fund Expenses         Retirement          Paid to Director(1)
         --------------             ---------------      --------------      ----------------       -------------------
Barry K. Allen                              $400                 $0                  $0                   $750

George D. Dalton                             800                  0                   0                   1500

Patrick J. English                             0                  0                   0                      0

Ted D. Kellner                                 0                  0                   0                      0

Thomas W. Mount(2)                           800                  0                   0                   1500

Donald S. Wilson                               0                  0                   0                      0

---------------

(1)  FMI Funds, Inc. and the Fund are the only investment companies in the Fund Complex.
(2)  Mr. Mount resigned as a director of the Fund effective January 5, 2001.

          The Fund and the Adviser have adopted separate codes of ethics pursuant to Rule 17j-1 under the Act. Each code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Fund. Each code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund.

                             PRINCIPAL SHAREHOLDERS

          Set forth below are the names and addresses of all holder's of the Fund's Common Stock who as of December 31, 2000 beneficially owned more than 5% of the then outstanding shares of the Fund's Common Stock as well as the number of shares of the Fund's Common Stock beneficially owned by Ted D. Kellner, Donald S. Wilson and all officers and directors of the Fund as a group, indicating in each case whether the person has sole or shared power to vote or dispose of such shares.

      Name and Address                                     Amount and Nature of                               Percent
     of Beneficial Owner                                   Beneficial Ownership                               of Class
     -------------------                    ---------------------------------------------------------         --------

                                             Sole Power            Shared Power             Aggregate
                                             ----------            ------------             ---------

Ted D. Kellner                               108,666(1)          580,417(2)(3)(4)            689,083           26.01%
225 E. Mason Street
Milwaukee, WI  53202

Donald S. Wilson                                1,069              532,206(3)(4)             533,275           20.13%
225 E. Mason Street
Milwaukee, WI  53202


                                       7

      Name and Address                                     Amount and Nature of                               Percent
     of Beneficial Owner                                   Beneficial Ownership                               of Class
     -------------------                    ---------------------------------------------------------         --------
                                             Sole Power            Shared Power             Aggregate
                                             ----------            ------------             ---------

Charles Schwab & Co., Inc. (5)                 ______                 239,627                239,627            9.04%
101 Montgomery Street
San Francisco, CA  94104

Clark & Co.                                      -0-                  134,841                134,841            5.09%
FAO Western Industries, Inc.
P.O. Box 39
Westerville, OH  43086

Officers & Directors                                                                   715,293(1)(2)(3)(4)     27.00%
as a group (7 persons)

----------------------

     (1)  Includes 17,672 shares held under several custodial accounts for Mr. Kellner's children and 14,405 shares held by an investment partnership over which Mr. Kellner has voting and investment authority.

     (2)  Includes 45,219 shares held in a trust for which Mr. Kellner is a co-trustee and co-beneficiary and 2,992 shares held in a partnership of which Mr. Kellner is a partner.

     (3)  Includes 532,206 shares owned by the Adviser, retirement plans of the Adviser and clients of the Adviser for whom the Adviser exercises investment discretion.

     (4)  Messrs. Kellner and Wilson share the power to vote and dispose of the same 532,206 shares.

     (5)  The shares owned by Charles Schwab & Co., Inc. were owned of record only.

          Mr. Ted D. Kellner is deemed to "control," as that term is defined in the Act, the Fund. Mr. Kellner and shareholders owning 24.00% of the outstanding shares of the Fund have the ability to elect the entire Board of Directors. The Fund does not control any person.

                      INVESTMENT ADVISER AND ADMINISTRATOR

          The investment adviser and administrator to the Fund is Fiduciary Management, Inc. (the "Adviser"). The Adviser is controlled by Ted D. Kellner and Donald S. Wilson. The Adviser's executive officers include Messrs. Kellner, Wilson, Wagner, English, Ms. Maria Blanco, Senior Vice President and Secretary, Mr. John Brandser, Vice President-Fixed Income, Ms. Camille Wildes, Vice President, Ms. Jody Reckard, Vice President and Mr. Richard E. Lane, Vice President. The directors of the Adviser are Messrs. Kellner and Wilson.

          Pursuant to an investment advisory agreement between the Fund and the Adviser (the "Advisory Agreement") the Adviser furnishes continuous investment advisory services to the Fund. The Adviser supervises and manages the investment portfolio of the Fund and subject to such policies as the Board of Directors may determine, directs the purchase or sale of investment securities in the day-to-day management of the Fund's investment portfolio. Under the Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Fund, furnishes office space, and all necessary office facilities, equipment and executive personnel for managing the Fund's investments, and bears all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issue or role of securities. For the foregoing, the Adviser receives an annual fee of 1% on the first $30,000,000 of the average daily net assets of the Fund and an annual fee of .75% on the average daily net assets of the Fund in excess of $30,000,000. During the fiscal years ended September 30, 2000, 1999 and 1998, the Fund paid the Adviser fees of $401,620, $384,046 and $447,738, respectively.

          The Fund pays all of its expenses not assumed by the Adviser pursuant to the Advisory Agreement or the Administration Agreement described below including, but not limited to, the professional costs of preparing and the costs of printing its registration statements required under the Securities Act of 1933 and the Act and any amendments thereto, the expense of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, the cost of stock certificates, director and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, and brokerage commissions and expenses in connection with portfolio transactions. The Fund also pays the fees of directors who are not interested persons of the Adviser or officers or employees of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of Fund assets, expenses of repurchasing and redeeming shares, printing and mailing expenses, charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto.

          The Adviser has undertaken to reimburse the Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, taxes, brokerage commissions and extraordinary items, exceed that percentage of the daily net assets of the Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which its shares are qualified for sale or, if the states in which its shares are qualified for sale impose no such restrictions, 2%. As of the date of this Statement of Additional Information, no such state law provision was applicable to the Fund. The Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of the Fund exceeds the expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Fund's fiscal year if accrued expenses thereafter fall below this limit. No expense reimbursement was required during the fiscal years ended September 30, 2000, 1999 and 1998.

          The Adviser is also the administrator to the Fund. Pursuant to an administration agreement (the "Administration Agreement") between the Fund and the Adviser, the Adviser supervises all aspects of the Fund's operations except those performed by it as investment adviser. In connection with such supervision the Adviser prepares and maintains the books, accounts and other documents required by the Act, calculates the Fund's net asset value, responds to shareholder inquiries, prepares the Fund's financial statements, prepares reports and filings with the Securities and Exchange Commission and with state Blue Sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains the Fund's financial accounts and records and generally assists in all aspects of the Fund's operations. For the foregoing, the Adviser receives an annual fee of 0.1% on the first $30,000,000 of the average daily net assets of the Fund and an annual fee of 0.05% on the average daily net assets of the Fund in excess of $30,000,000. During the fiscal years ended September 30, 2000, 1999 and 1998 the Fund paid the Adviser fees of $50,075, $35,603 and $39,849, respectively, pursuant to the Administration Agreement.

          The Advisory Agreement and the Administration Agreement will remain in effect as long as their continuance is specifically approved at least annually, by (i) the Board of Directors of the Fund, or by the vote of a majority (as defined in the Act) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the directors of the Fund who are not parties to the Advisory Agreement or the Administration Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. Both the Advisory Agreement and the Administration Agreement provide that they may be terminated at any time without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the Fund's shareholders, on sixty days' written notice to the Adviser, and by the Adviser on the same notice to the Fund and that they shall be automatically terminated if they are assigned.

          The Advisory Agreement and the Administration Agreement provide that the Adviser shall not be liable to the Fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Advisory Agreement and the Administration Agreement also provide that the Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

                DETERMINATION OF NET ASSET VALUE AND PERFORMANCE

          The net asset value of the Fund will be determined as of the close of regular trading (4:00 P.M. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The staff of the Securities and Exchange Commission considers the New York Stock Exchange to be closed on any day when it is not open for trading the entire day. On those days the Fund may, but is not obligated to, determine its net asset value.

          The Fund's net asset value per share is determined by dividing the total value of its investments and other assets, less any liabilities, by the number of its outstanding shares. Securities traded on any national stock exchange or the Nasdaq Stock Market are valued on the basis of the last sale price on the date of valuation or, in the absence of any sales on that date, the most recent bid price. Other equity securities are valued at the most recent bid price, if market quotations are readily available. Debt securities are valued at the latest bid prices furnished by an independent pricing service. Any securities for which there are no readily available market quotations and other assets are valued at their fair value as determined by the Adviser in accordance with procedures approved by the Board of Directors.

          The Fund may provide from time to time in advertisements, reports to shareholders and other communications with shareholders its average annual total return. An average annual total return refers to the rate of return which, if applied to an initial investment in the Fund at the beginning of a stated period and compounded over the period, would result in the redeemable value of the investment in the Fund at the end of the stated period assuming reinvestment of all dividends and distributions and reflecting the effect of all recurring fees. The Fund may also provide "aggregate" total return information for various periods, representing the cumulative change in value of an investment in the Fund for a specific period (again reflecting changes in share price and assuming reinvestment of dividends and distributions).

          Any total rate of return quotation for the Fund will be for a period of three or more months and will assume the reinvestment of all dividends and capital gains distributions which were made by the Fund during that period. Any period total rate of return quotation of the Fund will be calculated by dividing the net change in value of a hypothetical shareholder account established by an initial payment of $1,000 at the beginning of the period by 1,000. The net change in the value of a shareholder account is determined by subtracting $1,000 from the product obtained by multiplying the net asset value per share at the end of the period by the sum obtained by adding (A) the number of shares purchased at the beginning of the period plus (B) the number of shares purchased during the period with reinvested dividends and distributions. Any average annual compounded total rate of return quotation of the Fund will be calculated by dividing the redeemable value at the end of the period (i.e., the product referred to in the preceding sentence) by $1,000. A root equal to the period, measured in years, in question is then determined and 1 is subtracted from such root to determine the average annual compounded total rate of return.

          The foregoing computation may also be expressed by the following formula:

                                  P(1+T)n = ERV

            P = a hypothetical initial payment of $1,000

            T = average annual total return

            n = number of years

          ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the stated periods at the end of the stated periods.

          The Fund's average annual compounded returns for the one-year, five-year and ten-year periods ended September 30, 2000 and for the period from the Fund's commencement of operations (December 18, 1981) through September 30, 2000 were 18.35%, 12.10%, 15.50%, and 13.14%, respectively.

          The results below show the value of an assumed initial investment of $10,000 made on December 18, 1981 through December 31, 2000, assuming reinvestment of all dividends and distributions.

                      Value of $10,000        Cumulative                         Value of $10,000       Cumulative
   December 31           Investment            % Change         December 31         Investment           % Change
   -----------           ----------            --------         -----------         ----------           --------
     1981                  $10,010                 +.1%            1991               $35,831             +258.3%
     1982                   14,532               +45.3             1992                41,008             +310.1
     1983                   18,731               +87.3             1993                47,032             +370.3
     1984                   17,942               +79.4             1994                47,213             +372.1
     1985                   23,312              +133.1             1995                59,726             +497.3
     1986                   23,325              +133.3             1996                69,948             +599.5
     1987                   21,261              +112.6             1997                90,377             +803.8
     1988                   25,254              +152.5             1998                85,824             +758.2
     1989                   29,777              +197.8             1999                91,402             +814.0
     1990                   26,297              +163.0             2000               108,832             +988.3

          The foregoing performance results are based on historical earnings and should not be considered as representative of the performance of the Fund in the future. An investment in the Fund will fluctuate in value and at redemption its value may be more or less than the initial investment. The Fund also may compare its performance to other mutual funds with similar investment objectives and to the industry as a whole, as reported by Lipper Analytical Services, Inc., Money, Forbes, Business Week and Barron's magazines and The Wall Street Journal. (Lipper Analytical Services, Inc. is an independent service that ranks over 1,000 mutual funds based upon total return performance.) The Fund may also compare its performance to the Dow Jones Industrial Average, Nasdaq Composite Index, Nasdaq Industrials Index, Value Line Composite Index, the Standard & Poor's 500 Stock Index,

Russell 2000 Index and the Consumer Price Index. Such comparisons may be made in advertisements, shareholder reports or other communications to shareholders.

                             DISTRIBUTION OF SHARES

          The Fund is a no load fund and as such offers its shares directly to the public. Additionally the Fund may enter into agreements with broker-dealers, financial institutions or other service providers that may include the Fund as an investment alternative in the programs they offer or administer.

                                RETIREMENT PLANS

          The Fund offers the following retirement plans that may be funded with purchases of shares of the Fund and may allow investors to reduce their income taxes:

Individual Retirement Accounts

          Individual shareholders may establish their own Individual Retirement Account ("IRA"). The Fund currently offers a Traditional IRA, a Roth IRA and an Education IRA, that can be adopted by executing the appropriate Internal Revenue Service ("IRS") Form.

          Traditional IRA. In a Traditional IRA, amounts contributed to the IRA may be tax deductible at the time of contribution depending on whether the shareholder is an "active participant" in an employer-sponsored retirement plan and the shareholder's income. Distributions from a Traditional IRA will be taxed at distribution except to the extent that the distribution represents a return of the shareholder's own contributions for which the shareholder did not claim (or was not eligible to claim) a deduction. Distributions prior to age 59-1/2 may be subject to an additional 10% tax applicable to certain premature distributions. Distributions must commence by April 1 following the calendar year in which the shareholder attains age 70-l/2. Failure to begin distributions by this date (or distributions that do not equal certain minimum thresholds) may result in adverse tax consequences.

          Roth IRA. In a Roth IRA, amounts contributed to the IRA are taxed at the time of contribution, but distributions from the IRA are not subject to tax if the shareholder has held the IRA for certain minimum periods of time (generally, until age 59-1/2). Shareholders whose incomes exceed certain limits are ineligible to contribute to a Roth IRA. Distributions that do not satisfy the requirements for tax-free withdrawal are subject to income taxes (and possibly penalty taxes) to the extent that the distribution exceeds the shareholder's contributions to the IRA. The minimum distribution rules applicable to Traditional IRAs do not apply during the lifetime of the shareholder. Following the death of the shareholder, certain minimum distribution rules apply.

          For Traditional and Roth IRAs, the maximum annual contribution generally is equal to the lesser of $2,000 or 100% of the shareholder's compensation (earned income). An individual may also contribute to a Traditional IRA or Roth IRA on behalf of his or her spouse provided that the individual has sufficient compensation (earned income). Contributions to a

Traditional IRA reduce the allowable contribution under a Roth IRA, and contributions to a Roth IRA reduce the allowable contribution to a Traditional IRA.

          Education IRA. In an Education IRA, contributions are made to an IRA maintained on behalf of a beneficiary under age 18. The maximum annual contribution is $500 per beneficiary. The contributions are not tax deductible when made. However, if amounts are used for certain educational purposes, neither the contributor nor the beneficiary of the IRA are taxed upon distribution. The beneficiary is subject to income (and possibly penalty taxes) on amounts withdrawn from an Education IRA that are not used for qualified educational purposes. Shareholders whose income exceeds certain limits are ineligible to contribute to an Education IRA.

          Under current IRS regulations, an IRA applicant must be furnished a disclosure statement containing information specified by the IRS. The applicant generally has the right to revoke his account within seven days after receiving the disclosure statement and obtain a full refund of his contributions. The custodian may, in its discretion, hold the initial contribution uninvested until the expiration of the seven-day revocation period. The custodian does not anticipate that it will exercise its discretion but reserves the right to do so.

Simplified Employee Pension Plan

          A Traditional IRA may also be used in conjunction with a Simplified Employee Pension Plan ("SEP-IRA"). A SEP-IRA is established through execution of Form 5305-SEP together with a Traditional IRA established for each eligible employee. Generally, a SEP-IRA allows an employer (including a self-employed individual) to purchase shares with tax deductible contributions, not exceeding annually for any one participant, 15% of compensation (disregarding for this purpose compensation in excess of $170,000 per year). The $170,000 compensation limit applies for 2001 and is adjusted periodically for cost of living increases. A number of special rules apply to SEP Plans, including a requirement that contributions generally be made on behalf of all employees of the employer (including for this purpose a sole proprietorship or partnership) who satisfy certain minimum participation requirements.

SIMPLE IRA

          An IRA may also be used in connection with a SIMPLE Plan established by the shareholder's employer (or by a self-employed individual). When this is done, the IRA is known as a SIMPLE IRA, although it is similar to a Traditional IRA with the exceptions described below. Under a SIMPLE Plan, the shareholder may elect to have his or her employer make salary reduction contributions of up to $6,500 per year to the SIMPLE IRA. The $6,500 limit applies for 2001 and is adjusted periodically for cost of living increases. In addition, the employer will contribute certain amounts to the shareholder's SIMPLE IRA, either as a matching contribution to those participants who make salary reduction contributions or as a non-elective contribution to all eligible participants whether or not making salary reduction contributions. A number of special rules apply to SIMPLE Plans, including (1) a SIMPLE Plan generally is available only to employers with fewer than 100 employees; (2) contributions must be made on behalf of all employees of the employer (other than bargaining unit employees) who satisfy certain minimum participation requirements; (3) contributions are made to a special SIMPLE IRA that is separate and apart from the other IRAs of employees; (4) the distribution excise tax (if otherwise applicable) is increased to 25% on withdrawals during the first two years of participation in a SIMPLE IRA; and (5) amounts withdrawn during the first two years of participation may be rolled over tax-free only into another SIMPLE IRA (and not to a Traditional IRA or to a Roth IRA). A SIMPLE IRA is established by executing Form 5304-SIMPLE together with an IRA established for each eligible employee.

403(b)(7) Custodial Account

          A 403(b)(7) Custodial Account is available for use in conjunction with the 403(b)(7) program established by certain educational organizations and other organizations that are exempt from tax under 501(c)(3) of the Internal Revenue Code, as amended (the "Code"). Amounts contributed to the custodial account in accordance with the employer's 403(b)(7) program will be invested on a tax-deductible basis in shares of the Fund. Various contribution limits apply with respect to 403(b)(7) arrangements.

Defined Contribution Retirement Plan (401(k))

          A prototype defined contribution plan is available for employers who wish to purchase shares of any Fund with tax deductible contributions. The plan consists of both profit sharing and money purchase pension components. The profit sharing component includes a Section 401(k) cash or deferred arrangement for employers who wish to allow eligible employees to elect to reduce their compensation and have such amounts contributed to the plan. The limit on employee salary reduction contributions is $10,500 annually (as adjusted for cost-of-living increases) although lower limits may apply as a result of non-discrimination requirements incorporated into the plan. The Fund has received an opinion letter from the IRS holding that the form of the prototype defined contribution retirement plan is acceptable under Section 401 of the Code. The maximum annual contribution that may be allocated to the account of any participant is generally the lesser of $35,000 or 25% of compensation (earned income). Compensation in excess of $170,000 (as periodically indexed for cost-of-living increases) is disregarded for this purpose. The maximum amount that is deductible by the employer depends upon whether the employer adopts both the profit sharing and money purchase components of the plan, or only one component.

Retirement Plan Fees

          Firstar Bank, N.A., Milwaukee, Wisconsin, serves as trustee or custodian of the retirement plans. Firstar Bank, N.A. invests all cash contributions, dividends and capital gains distributions in shares of the Fund. For such services, the following fees are charged against the accounts of participants; $12.50 annual maintenance fee per participant account ($25 maximum per taxpayer identification number); $15 for transferring to a successor trustee or custodian; $15 for distribution(s) to a participant; and $15 for refunding any contribution in excess of the deductible limit. The fee schedule of Firstar Bank, N.A. may be changed upon written notice.

          Requests for information and forms concerning the retirement plans should be directed to the Fund. Because a retirement program may involve commitments covering future years, it is important that the investment objective of the Fund be consistent with the participant's retirement objectives. Premature withdrawal from a retirement plan will result in adverse tax consequences. Consultation with a competent financial and tax adviser regarding the retirement plans is recommended.

                            AUTOMATIC INVESTMENT PLAN

          Shareholders wishing to invest fixed dollar amounts in the Fund monthly or quarterly can make automatic purchases in amounts of $50 or more on any day they choose by using the Fund's Automatic Investment Plan. If such day is a weekend or holiday, such purchase shall be made on the next business day. There is no service fee for participating in this Plan. To use this service, the shareholder must authorize the transfer of funds from their checking account or savings account by completing the Automatic Investment Plan application included as part of the share purchase application. Additional application forms may be obtained by calling the Fund's office at (414) 226-4555. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House. The Fund reserves the right to suspend, modify or terminate the Automatic Investment Plan without notice.

          The Automatic Investment Plan is designed to be a method to implement dollar cost averaging. Dollar cost averaging is an investment approach providing for the investment of a specific dollar amount on a regular basis thereby precluding emotions dictating investment decisions. Dollar cost averaging does not insure a profit nor protect against a loss.

                              REDEMPTION OF SHARES

          The right to redeem shares of the Fund will be suspended for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension, or
(c) an emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or fairly to determine the value of its net assets.

                           SYSTEMATIC WITHDRAWAL PLAN

          The Fund has available to shareholders a Systematic Withdrawal Plan, pursuant to which a shareholder who owns shares of the Fund worth at least $10,000 at current net asset value may provide that a fixed sum will be distributed to him or her at regular intervals. To participate in the Systematic Withdrawal Plan, a shareholder deposits his or her Fund shares with the Fund and appoints it as his agent to effect redemptions of shares held in his or her account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to him or her out of the account. To utilize the Systematic Withdrawal Plan, the shares cannot be held in certificate form. The Systematic Withdrawal Plan does not apply to shares of the Fund held in Individual Retirement Accounts or retirement plans. An application for participation in the Systematic Withdrawal Plan is included as part of the share purchase application. Additional application forms may be obtained by calling the Fund at (414) 226-4555.

          The minimum amount of a withdrawal payment is $100. These payments will be made from the proceeds of periodic redemption of Fund shares in the account at net asset value. Redemptions will be made on such day (no more than monthly) as a shareholder chooses or, if that day is a weekend or holiday, on the next business day. Participation in the Systematic Withdrawal Plan constitutes an election by the shareholder to reinvest in additional Fund shares, at net asset value, all income dividends and capital gains distributions payable by the Fund on shares held in such account, and shares so acquired will be added to such account. The shareholder may deposit additional shares in his or her account at any time.

          Withdrawal payments cannot be considered as yield or income on the shareholder's investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account.

          The shareholder may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by notifying Firstar Mutual Fund Services, LLC, the Funds' transfer agent.

                        ALLOCATION OF PORTFOLIO BROKERAGE

          Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Fund's Board of Directors. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's financial strength and stability. The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e., "markups" when the market maker sells a security and "markdowns" when the market maker purchases a security). In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly. Although the Fund does not intend to market its shares through intermediary broker-dealers, the Fund may place portfolio orders with broker-dealers who recommend the purchase of Fund shares to clients if the Adviser believes the commissions and transaction quality are comparable to that available from other brokers and may allocate portfolio brokerage on that basis.

          In allocating brokerage business for the Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Advisory Agreement. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreement provides that the Adviser may cause the Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Fund and the other accounts as to which it exercises investment discretion. Brokerage commissions paid by the Fund during the fiscal years ended September 30, 2000, 1999 and 1998 totaled $73,592 on total transactions of $26,963,060,
$126,622 on total transactions of $47,172,157, and $86,020 on total transactions of $37,386,002, respectively. All of the brokers to whom commissions were paid provided research services to the Adviser.

                                    CUSTODIAN

          Firstar Bank, N.A., 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as custodian for the Fund. As such, Firstar Bank, N.A. holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Fund. Firstar Bank, N.A. does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders. Firstar Mutual Fund Services, LLC, an affiliate of Firstar Bank, N.A. acts as the Fund's transfer agent and dividend disbursing agent. Its address is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

                                      TAXES

          The Fund intends to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Code. The Fund has so qualified in each of its fiscal years. If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

          The Fund intends to distribute substantially all of its net investment income and net capital gain each fiscal year. Dividends from net investment income, including short-term capital gains, are taxable to investors as ordinary income, while distributions of net long-term capital gains are taxable as long-term capital gain regardless of the shareholder's holding period for the shares. Distributions from the Fund are taxable to investors, whether received in cash or in additional shares of the Fund. A portion of the Fund's income distributions may be eligible for the 70% dividends-received deduction for domestic corporate shareholders.

          Any dividend or capital gain distribution paid shortly after a purchase of shares of the Fund, will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares of the Fund immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.

          The redemption of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long-term or short-term, depending on the holding period. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

          The Fund may be required to withhold Federal income tax at a rate of 31% ("backup withholding") from dividend payments and redemption proceeds if a shareholder fails to furnish the Fund with his social security or other tax identification number and certify under penalty of perjury that such number is correct and that he is not subject to backup withholding due to the under reporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

          This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effects of such laws on an investor. Investors are urged to consult their own tax advisers for a complete review of the tax ramifications of an investment in the Fund.

                              SHAREHOLDER MEETINGS

          The Wisconsin Business Corporation Law permits registered investment companies, such as the Fund, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Act. The Fund has adopted the appropriate provisions in its bylaws and may, at its discretion, not hold an annual meeting in any year in which none of the following matters is required to be acted upon by the shareholders under the
Act: (i) election of directors; (ii) approval of an investment advisory agreement; (iii) ratification of the selection of auditors; and (iv) approval of a distribution agreement.

          The Fund's bylaws also contain procedures for the removal of directors by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

          Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Fund shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Fund's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Fund; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

          If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

          After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                                CAPITAL STRUCTURE

          The Fund's authorized capital consists of 10,000,000 shares of Common Stock. Shareholders are entitled: (i) to one vote per full share of Common Stock; (ii) to such distributions as may be declared by the Fund's Board of Directors out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of directors. Consequently the holders of more than 50% of the shares of Common Stock voting for the election of directors can elect the entire Board of Directors and in such event the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.

          The shares are redeemable and are transferable. All shares issued and sold by the Fund will be fully paid and nonassessable except as provided in
Section 180.0622(2)(b) of the Wisconsin Business Corporation Law. Fractional shares of Common Stock entitle the holder to the same rights as whole shares of Common Stock.

          The Fund will not issue certificates evidencing shares of Common Stock purchased unless so requested in writing. Where certificates are not issued, the shareholder's account will be credited with the number of shares purchased, relieving shareholders of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of Common Stock. Any shareholder may deliver certificates to Firstar Mutual Fund Services, LLC and direct that his account be credited with the shares. A shareholder may direct Firstar Mutual Fund Services, LLC at any time to issue a certificate for his shares of Common Stock without charge.

                             INDEPENDENT ACCOUNTANTS

          PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202 currently serves as the independent accountants for the Fund and has so served since the fiscal year ended September 30, 1989. As such PricewaterhouseCoopers LLP performs an audit of the Fund's financial statements and considers the Fund's internal controls.

                        DESCRIPTION OF SECURITIES RATINGS

          The Fund may invest in publicly distributed debt securities assigned one of the three highest ratings of either Standard & Poor's Corporation ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"). A brief description of the ratings symbols and their meanings follows.

          Standard & Poor's Debt Ratings. A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

          The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

          The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

          The ratings are based, in varying degrees, on the following considerations:

          I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

          II.  Nature of and provisions of the obligation;

          III. Protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights;

          AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

          AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

          A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

          Moody's Bond Ratings.
          --------------------

          Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds which are Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Moody's applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

                                     PART C

                                OTHER INFORMATION


     Item 23.    Exhibits
                 --------

          (a)       Registrant's Articles of Incorporation, as amended.(2)

          (b)       Registrant's By-Laws, as amended.(1)

          (c)       None.

          (d)       Investment Advisory Agreement.(2)

          (e)       None.

          (f)       None.

          (g) Custodian Agreement with Firstar Trust Company (predecessor to Firstar Bank, N.A.). (2)

          (h)       Administration Agreement. (2)

          (i)       Opinion of Foley & Lardner, counsel for Registrant.

          (j)       Consent of PricewaterhouseCoopers LLP.

          (k)       None.

          (l)       Subscription Agreement. (2)

          (m)       None.

          (n)       None.

          (p)(i)    Code of Ethics of Registrant. (3)

          (p)(ii)   Code of Ethics of Fiduciary Management, Inc. (3)

---------------

(1) Previously filed as an exhibit to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A and incorporated by reference thereto. Post-Effective Amendment No. 17 was filed on January 29, 1997 and its accession number is 0000897069-97-000029.

(2) Previously filed as an exhibit to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A and incorporated by reference thereto. Post-Effective Amendment No. 18 was filed on January 28, 1998 and its accession number is 0000897069-98-000016.

(3) Previously filed as an exhibit to Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A and incorporated by reference thereto. Post-Effective Amendment No. 20 was filed on November 24, 1999 and its accession number is 0000897069-99-000576.

Item 24.  Persons Controlled by or under Common Control with Registrant
          -------------------------------------------------------------

          Registrant is controlled by Ted D. Kellner. At December 31, 2000 Ted
D. Kellner beneficially owned 26.01% of the outstanding shares of Registrant. Registrant does not control any person. Registrant and its investment adviser, Fiduciary Management, Inc., are under the common control of Ted D. Kellner.

Item 25.  Indemnification
          ---------------

          Pursuant to the authority of the Wisconsin Business Corporation Law, Registrant's Board of Directors has adopted the following By-Law which is in full force and effect and has not been modified or cancelled:

                                  Article VII

                                 INDEMNIFICATION

          7.01 Provision of Indemnification. The corporation shall indemnify all of its corporate representatives against expenses, including attorney's fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Wisconsin Business Corporation Law.

          7.02 Determination of Right to Indemnification. In the absence of an adjudication which expressly absolves the corporate representative, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if a determination that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in Section 7.01. Such determination shall be made: (i) by the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding; or (ii) if the required quorum is not obtainable or if a quorum of disinterested directors so direct, by independent legal counsel in a written opinion. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard to the duties and obligations involved in the conduct of his or her office, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

          7.03 Allowance of Expenses. Expenses, including attorneys' fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Sections 180.0853 or 180.0856 of the Wisconsin Business Corporation Law upon receipt of an undertaking by or on behalf of the corporate representative, secured by a surety bond or other similar insurance paid for by such corporate representative, to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this by-law.

          7.04 Additional Rights to Indemnification. The indemnification provided by this by-law shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these by-laws, any agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

          7.05 Insurance. This corporation shall have power to purchase and maintain insurance on behalf of any corporate representative against any liability asserted against him or her and incurred by him or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under this by-law, provided that no insurance may be purchased or maintained to protect any corporate representative against liability for gross negligence, willful misfeasance, bad faith, or reckless disregard of the duties and obligations involved in the conduct of his or her office.

          7.06 Definitions. "Corporate Representative" means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was or is threatened to be made a party to a proceeding described herein.

          In reference to Article VII, Section 7.01 of the By-laws, Section
180.0851 of the Wisconsin Business Corporation Law provides for mandatory indemnification (a) if a corporate representative was successful on the merits or otherwise in the defense of a proceeding, and (b) if the corporate representative was not successful on the merits or otherwise but the liability incurred was not the result of a breach or failure to perform a duty which constituted any of the following: (1) a willful failure to deal fairly with the corporation or its shareholders in connection with a matter in which the corporate representative has a material conflict of interest; (2) a violation of criminal law, unless the corporate representative had reasonable cause to believe his or her conduct was lawful or no reasonable cause to believe his or her conduct was unlawful; (3) a transaction from which the corporate representative derived an improper personal profit; or (4) willful misconduct.

          Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser
          ----------------------------------------------------

          Incorporated by reference to the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

Item 27.  Principal Underwriters
          ----------------------

          Registrant has no principal underwriters.

Item 28.  Location of Accounts and Records
          --------------------------------

          All accounts, books, or other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant's Treasurer, Ted D. Kellner, at Registrant's corporate offices, 225 East Mason Street, Milwaukee, Wisconsin 53202.

Item 29.  Management Services
          -------------------

          All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30.  Undertakings
          ------------

          Registrant undertakes to provide its Annual Report to Shareholders upon request without charge to any recipient of a Prospectus.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin on the 15th day of January, 2001.

                                         FIDUCIARY CAPITAL GROWTH FUND, INC.
                                                    (Registrant)


                                         By:  /s/ Ted D. Kellner
                                              ----------------------------------
                                                Ted D. Kellner, President


          Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

         Name                         Title                           Date
         ----                         -----                           ----


/s/ Ted D. Kellner
---------------------------  Principal Executive,              January 15, 2001
Ted D. Kellner               Financial and Accounting
                             Officer and Director


---------------------------
Barry K. Allen               Director                          January __, 2001


/s/ George D. Dalton
---------------------------
George D. Dalton             Director                          January 17, 2001


/s/ Patrick J. English
---------------------------
Patrick J. English           Director                          January 15, 2001


/s/ Donald S. Wilson
---------------------------
Donald S. Wilson             Director                          January 15, 2001

                                  EXHIBIT INDEX
                                  -------------

     Exhibit No.                        Exhibit
     ----------                         -------

          (a)       Registrant's Articles of Incorporation, as amended.*

          (b)       Registrant's By-Laws, as amended.*

          (c)       None.

          (d)       Investment Advisory Agreement.*

          (e)       None.

          (f)       None.

          (g) Custodian Agreement with Firstar Trust Company (predecessor to Firstar Bank, N.A.).*

          (h)       Administration Agreement.*

          (i)       Opinion of Foley & Lardner, counsel for Registrant.

          (j)       Consent of PricewaterhouseCoopers LLP.

          (k)       None.

          (l)       Subscription Agreement.*.

          (m)       None.

          (n)       None.

          (p)(i)    Code of Ethics of Registrant.*

          (p)(ii)   Code of Ethics of Fiduciary Management, Inc.*


----------------------
          *  Incorporated by reference.